                                                                   EXHIBIT 10.23


                       SCHLUMBERGER TERMS AND CONDITIONS
                          FOR MAC-GRAY PURCHASE ORDER
                        Schlumberger Technologies, Inc.
                        Smart Cards and Systems Division
                            Schlumberger DANYL, Inc.


1.   ACCEPTANCE
     ----------

     It is agreed that sales of products and/or services are expressly made on the terms and conditions contained herein, and to the extent of any conflict these shall take precedence over any terms and conditions which may appear on Mac-Gray's purchase order or any other document unless expressly accepted by Schlumberger in writing. Mac-Gray's acceptance of and/or payment for the products or services covered herein shall constitute an acceptance of these terms and conditions.

2.   PAYMENT TERMS
     -------------

     All invoices are due and payable thirty (30) days from date of invoice.

     For any amounts payable to Schlumberger that are unpaid after thirty (30) days from date of the invoice, Schlumberger may without prejudice to any other rights, either suspend delivery to Mac-Gray, ship any future order COD, and/or charge Mac-Gray a finance charge of 1-1/2% per month on the unpaid balance.

     No payment due to Schlumberger shall in any circumstances be offset against any sum owned by Schlumberger to Mac-Gray whether in respect of the present transaction or otherwise. No discount for early payment is authorized. In the event any proceeding is brought by or against Mac-Gray under any bankruptcy or insolvency laws, Schlumberger shall be entitled to cancel any order then outstanding and shall receive reimbursement for reasonable cancellation charges.

3.   TAXES
     -----

     All prices are inclusive of import duty (including brokerage fees) but exclusive of any present or future sales, revenue, or excise taxes, or other tax applicable to the products or services covered by this order or the manufacture or sale thereof. Such taxes, when applicable, shall be added to the invoice and shall be paid by Mac-Gray unless Mac-Gray provides Schlumberger with the proper tax exemption certificates.

4.   DELIVERY TERMS
     --------------

     All sales are made FOB Schlumberger's U.S. shipping point, with freight prepaid. Freight charges shall be invoiced to Mac-Gray.

     Risk of loss shall pass to Mac-Gray at point of shipment. Schlumberger's liability for shipment and delivery of goods ceases upon delivery of products in good condition to a shipping company or common carrier designated by Mac-Gray or Mac-Gray's representative or employee. Goods placed in segregated inventory at the request of Mac-Gray shall be deemed to have been delivered to Mac-Gray at the time such goods are placed in segregated inventory and Mac-Gray shall be responsible for any loss thereto, except for losses resulting from Schlumberger's gross negligence.
--------------------

** Multiple asterisks indicate that the portion of this document so marked has been omitted as a confidential portion of this document and has been filed separately with the Commission.

     All stipulated delivery or shipment dates are estimates only. Schlumberger reserves the right to make deliveries of products in installments and any delay in delivery or other default of any installment of any one or more products shall not relieve Mac-Gray of its obligation to accept and pay the remaining deliveries.

     Late delivery penalty - If Schlumberger is more than two weeks late against an acknowledged delivery date, Mac-Gray will receive extended payment terms for that order by the same time period as the shipment is late. This penalty will only begin to apply to new products after these new products are released for general availability.

5.   SOLOLOCK  **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**
     --------

     During the period defined, **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT** Schlumberger hereby appoints Mac-Gray as **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT** distributor for the products known as Sololock 1 and Sololock 2 in the United States, and Mac-Gray agrees to such appointment. The specifications for these products are included as Attachment A. The period of **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT** shall begin on January 1998, and end on December 31, 1999. Mac-Gray agrees to act as a distributor for these products for the US. Mac-Gray also agrees to use Schlumberger laundry card systems exclusively, except where a client mandates a competitive card system. Mac-Gray agrees to sell Sololock product to **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT** during its ** OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**.

**OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**--Schlumberger retains the right to sell **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT** in the following situations:

**OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**

     Schlumberger agrees to allow Mac-Gray to use the name Sololock 1 & 2, although there are no trademarks or prior commercial use of this name. Schlumberger agrees not to use the name Sololock 1 & 2, or whatever name is chosen by Mac-Gray for the door locking product. Schlumberger retains the right to market a door access product in the same or other physical package as long as the functionality is limited to authorizing entry based on group codes. Specifically this product will not have a **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT** Schlumberger retains the right to use the same Sololock physical package and electronics for other non-lock applications without restriction.

Conditions for **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**--In order to retain **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**, Mac-Gray agrees to the following conditions:

          Mac-Gray agrees upon the signing of this agreement, to release firm, non-cancelable purchase orders for delivery of Laundry product for four (4) six month periods, beginning January 1, 1998, and ending December 31, 1999.

               . The first release will be a non-cancelable purchase order for Laundry product totaling **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**for delivery beginning January 1, 1998, and ending June 30, 1998.

               . After the first release of Laundry product for delivery from January 1, 1998, to June 30, 1998, Mac-Gray agrees to notify Schlumberger Order Entry

                    Department, in writing, no later than 90 days prior to the commencement of the next six month period, of its intention to either cancel any subsequent releases or to issue a non-cancelable purchase order, totaling **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT** of Laundry product for the next six month period. This process will be repeated until December 31, 1999. If Mac-Gray cancels any subsequent releases, **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**


          Mac-Gray also agrees to release, upon the signing of this agreement, a non-cancelable purchase order for **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT** Sololock units, totaling **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT** December 31, 1998.

          Mac-Gray complies in all material respects with this Agreement.

     Ready for breach of **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**--If either party determines that the **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT** defined herein have been breached, the injured party will provide written notice by registered letter to the other party. If the condition is not corrected after thirty (30) days from the delivery of the written notification, the injured party will have the right to void this agreement.

6.   PERFORMANCE AND NEW PRODUCTS DIVISION
     -------------------------------------

     Schlumberger and Mac-Gray agree to meet every 90 to 180 days to review the status of their mutual interests including forecasts, performance against the Purchase Agreement and this Agreement, deliveries, service, and product performance.

     Schlumberger accepts the following performance goals and measures:

          products will operate in the field as indicated in the written specifications;
          products will operate reliably in the field, where reliably is defined as maintaining an average mean time between failures (MTBF) of 12 months on readers that are maintained as recommended, and where failures caused by misuse, external causes, or abuse of readers are excluded; and, 97% of deliveries of releases products are made within 10 working days of acknowledged delivery date.

     In the event that Schlumberger's performance does not achieve any of the above measures for more that 60 days, Mac-Gray will provide written notice to the Schlumberger contact identified below that Schlumberger is not achieving the performance goals of the Agreement. Schlumberger will then have 90 days to correct the situation. If the situation is not corrected after 90 days, Mac-Gray will have the right to cancel the Agreement without penalty.

     If at any time during the term of this Agreement Schlumberger develops or offers for sale either (a) a new product which is a replacement of successor for, an evolution of, or serves substantially the same functions as, any of the products to be purchased by Mac-Gray under this Agreement or (b) a product which would convert, adapt, or otherwise permit the products to be purchased by Mac-Gray under this Agreement to be used in an "open" smart card system, then (i) Schlumberger shall give prompt notice to Mac-Gray of such fact, and (ii) if Mac-Gray so requests, Mac-Gray and Schlumberger will negotiate in good faith an agreement for the sale of such products to Mac-Gray and if such agreement is not reached within thirty days following Mac-Gray's request, Mac-Gray shall have the right to terminate this Agreement effective upon written notice to Schlumberger.

7.   CARD QUANTITIES
     ---------------

     Quantities specified in quotations for custom-manufactured cards are for uninterrupted production and one shipment to one destination, unless otherwise specified. Quantity variations of plus or minus 10% shall constitute an acceptable delivery for custom-manufactured cards and the excess or deficiency shall be billed proportionally.

8.   MAC-GRAY-SUPPLIED MATERIALS
     ---------------------------

     If materials are furnished by Mac-Gray to be incorporated into manufactured products, a supply of such materials 10% in excess of the quantity required to complete the order shall be furnished FOB the Schlumberger's plant.
Schlumberger accepts no liability for storage of Mac-Gray-supplied materials.

9.   INSPECTION
     ----------

     Mac-Gray shall inspect and accept or reject goods within thirty (30) days from delivery thereof. If Mac-Gray fails to notify Schlumberger in writing of its rejections and the reasons therefor within such time period then Mac-Gray will be deemed to have accepted such shipment and waived any right to later reject the goods.

10.  CANCELLATIONS, RETURNS, AND CHANGES
     -----------------------------------

     Custom-manufactured card orders cannot be canceled or returned if printed.

     Mac-Gray will provide a rolling 6 month forecast that will be updated by the last day of each month. Mac-Gray will have the right to change the mix of product ordered as required with the exception that Mac-Gray agrees not to reduce any quantities ordered within 90 days of scheduled shipment.

     If, after an order is accepted by Schlumberger, Mac-Gray requests changes to product design, specification or quantity, and if such changes are accepted by Schlumberger, Schlumberger shall prepare a revised quotation. If accepted by Mac-Gray, the order shall be amended accordingly.

11.  CARD ART, PROOFS AND COLOR MATCH
     --------------------------------

     (a)  Art.
          ---
     Prices for custom-manufactured cards are based on camera-ready art available from Mac-Gray. If artwork is developed by Schlumberger at Mac-Gray's request, charges for development shall be invoiced to Mac-Gray at current rates. Art and designs created by Schlumberger shall remain Schlumberger's exclusive property, including electronic media, negatives, positives, and printing plates (to be disposed of at Schlumberger's convenience in a secure manner).

     (b)  Proofs.
          ------

     All four-color process designs require press proofs and Mac-Gray approval before production run. Press proofs for other processes are not required and shall not be submitted unless requested. Charges for proofs are not included in quoted prices unless specified.

     (c)  Color Match.
          -----------

     Colors will be matched within reasonable commercial variations.

12.  SPARE PARTS AND CARD AVAILABILITY
     ---------------------------------

     Schlumberger agrees to provide for the availability of spare parts for terminals and value centers for five years after the expiration date of the agreement. In the event of a discontinuation of a smart card product, Schlumberger agrees to give Mac-Gray the opportunity for a last buy.

13.  WARRANTIES
     ----------

     (a) Schlumberger warrants that the products and software supplied with or incorporated in Schlumberger's products furnished hereunder will, under normal and proper use, be free from defects in material and workmanship and will conform to Schlumberger's applicable standard written specifications or, if appropriate, to specifications accepted in writing by Schlumberger, for a period of one (1) year from the date of shipment for terminals and readers and (90) ninety days for cards.

     Schlumberger's sole obligation hereunder shall be limited to, at Schlumberger's option, either crediting Mac-Gray the purchase price or replacing or repairing any products or software, except post-processed integrated circuit cards. For post-processed integrated circuit cards (those that have had one or more operations performed by another party or Mac-Gray after delivery), Schlumberger's sole obligation hereunder shall be limited to replacement or credit of a quantity of cards not to exceed 2% of the total quantity per batch, after subtracting 2% for each step of post-processing per batch delivered by Schlumberger. These obligations apply to products for which (i) written notice of non-conformance is received before the expiration of the warranty period;
(ii) after Schlumberger's authorization, are returned to Schlumberger's original U.S. shipping point, freight charges prepaid; and (iii) after examination are disclosed, to Schlumberger's satisfaction, to be non-conforming. Any such repair or replacement shall not extend the period within which such warranty can be asserted.

     (b)  Exclusions.
          ----------

     This warranty shall not apply to products or software which have been subjected to operating and/or environmental conditions in excess of the maximum values therefore in the applicable specifications or otherwise have been subjected to post-processing (except as provided herein), misuse, tampering, neglect, improper installation, abnormal stress, repair, modification, alteration, or damage. Schlumberger is not responsible for defects or non-conformance to Schlumberger's specifications if product is produced according to Mac-Gray's specifications or approved proofs, colors, or test cards. The software warranty is only valid for products in which the software used have been supplied or approved by Schlumberger and neither the software not hardware has been modified in any way. THIS WARRANTY MAY BE ASSERTED BY MAC-GRAY ONLY, NOT BY MAC-GRAY'S CUSTOMERS OR USERS OF THE MAC-GRAY'S PRODUCTS AND IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY, AND OF ALL OTHER OBLIGATIONS OR LIABILITIES ON SCHLUMBERGER'S PART. SCHLUMBERGER NEITHER ASSUMES NOR AUTHORIZES ANY OTHER PERSON TO ASSUME FOR SCHLUMBERGER ANY OTHER LIABILITIES IN CONNECTION WITH THE SALES OF SAID PRODUCTS.

14.  LIMITATION OF LIABILITY
     -----------------------

     (a)  Limitations.
          -----------

     Except as defined below, Mac-Gray's exclusive remedy and Schlumberger's total liability for any and all losses and damages from any cause whatsoever arising from or relating to this contract (whether such cause be based in contract, negligence, strict liability, tort, or otherwise) shall in no event exceed the purchase price of the goods and services in respect to which such cause arises.

     (b)  Exceptions.
          ----------

     In the event of proven fraudulent use of embossed, encoded, printed or blank cards, or any information contained thereon, or any errors resulting from Mac-Gray-furnished input data including formatting information as a result of careless, negligent, or felonious acts of an employee or agent of Schlumberger, the maximum liability of Schlumberger shall be $500 per card, with a maximum Mac-Gray limit of $5,000 per year of proven loss. Schlumberger shall not be held liable for damages resulting from the use of cards personalized by Schlumberger according to inaccurate, incomplete or out-of-date requirements from Mac-Gray. IN NO EVENT SHALL SCHLUMBERGER BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL, INDIRECT OR PUNITIVE DAMAGES RESULTING FROM ANY SUCH CAUSE. SCHLUMBERGER MAY, AT ITS SOLE OPTION, EITHER REPAIR OR REPLACE DEFECTIVE GOODS, SOFTWARE, OR WORK, OR WITH RESPECT TO GOODS PURCHASED, REFUND THE PURCHASE PRICE PAID UPON RETURN OF THE GOODS TO SCHLUMBERGER, AND SHALL THEREAFTER HAVE NO FURTHER OBLIGATION TO MAC-GRAY. THESE LIMITATIONS SHALL APPLY EVEN IF ANY LIMITED REMEDY FAILS IN ITS ESSENTIAL PURPOSE.

15.  FORCE MAJEURE
     -------------

     Schlumberger shall not be liable to non-performance or delays caused by acts of god, wars, riots, strikes, fires, shortages of labor or materials, labor disputes, governmental restrictions or any other causes beyond its reasonable control. In the event of any such excused delay of failure or performance, the date of delivery shall, at the request of the Schlumberger, be deferred for a period equal to time lost by reason of the delay. Schlumberger shall notify Mac-Gray in writing of any such event or circumstance within a reasonable period after it learns of same.

16.  PATENTS
     -------

     Mac-Gray shall hold Schlumberger harmless against any expense or loss resulting from infringement of any patent arising directly from compliance with Mac-Gray's designs, specification, or instructions. Except as provided in the preceding sentence, Schlumberger shall hold Mac-Gray harmless and shall settle or defend any suit or proceeding brought against Mac-Gray insofar as based on a claim that any product (or part thereof) manufactured by Schlumberger and furnished under this contract and not used in combination with other products, whether or not furnished hereunder, constitutes a direct infringement of any United States patent if notified promptly in writing and given authority, information and assistance (at Schlumberger's expense) for the settlement of defense of same, and Schlumberger shall pay the damages and costs awarded therein against Mac-Gray or agreed upon in such settlement. Schlumberger may (at its option and expense) either (i) procure for Mac-Gray the right to continue using said product or part, or (ii) furnish a non-infringing product, or (iii) modify the product so it becomes non-infringing or (iv) refund the purchase price and transportation cost thereof upon return authorized by Schlumberger. THE FOREGOING STATES THE ENTIRE LIABILITY OF SCHLUMBERGER FOR PATENT INFRINGEMENT BY SAID PRODUCTS OR ANY PART THEREOF.

17.  SOFTWARE
     --------

     All software (whether in source or object code) transferred to Mac-Gray hereunder is considered by Schlumberger to be an unpublished work and is protected under the copyright laws of the United States. All copyright and other intellectual property rights of whatever nature that subsist or may subsist in any software (whether in source or object code), specifications, drawings, plans, designs, flowcharts, and technical documents and information supplied by Schlumberger are and shall remain Schlumberger's property. Mac-Gray agrees to keep confidential and not to modify or make any copy of any such software, specifications, drawings, plans, designs, flowcharts, and technical documents and information except as expressly approved in writing by Schlumberger. Mac-Gray is granted a limited license to use any software supplied with or incorporated in the products only on such products, and only for the purposes contemplated by Schlumberger in the course of sales of the products. Such limited license shall be for Mac-Gray alone and shall not be assigned, transferred or sublicensed without Schlumberger's prior written consent, which Schlumberger agrees will not be unreasonably withheld. Mac-Gray further agrees not to reverse compile or reverse engineer the software.

18.  GOVERNMENT END-USERS
     --------------------

     If software is acquired by or on behalf of a unit or agency of the U.S. Government, this provision applies.

     (a) This software (i) was developed at private expense, and no part of it was developed with Government funds, (ii) is a trade secret of Schlumberger for all purposes of the Freedom of Information Act; (iii) is "commercial computer software" subject to limited utilization as provided in the contract between the vendor and the governmental entity; and (iv) in all respects is proprietary data belonging solely to Schlumberger. When regulations of the Department of Defense
(DOD) are applicable, this software is sold only with "Restricted Rights" as that term is defined in the DOD Supplement to the Federal Acquisition Regulations, 52.227-7013. Use, duplication or disclosure is subject to restrictions of the Rights in Technical Data and Computer Software clause at 52.227-7013, Manufacturer: Schlumberger Technologies, Inc., 1601 Schlumberger Drive, Moorestown, NJ 08057.

     (b) If this software was acquired under a GSA Schedule, the Government has agreed to refrain from changing or removing any insignia or lettering from the software that is provided or from producing copies of manuals or disks (except one hard disk copy and one backup or archival copy) and (i) title to and ownership of this software and related documentation and any reproductions thereof shall remain with Schlumberger; (ii) use of this software and related documentation shall be limited to the facility for which it is acquired; and
(iii) if use of the software is discontinued at the installation specified in the purchase/delivery order and the Government desires to use it at another location, it may do so by giving prior notice to Schlumberger, specifying the type of computer and new locations site.

19.  DISPUTE RESOLUTION
     ------------------

     Mac-Gray and Schlumberger agree that any disputes or claims arising under this agreement shall be resolved through alternative dispute resolution means in the following manner:

     (a) Initially the parties shall engage in non-binding mediation. Mediation shall be held in Moorestown, New Jersey, or Owings Mills, Maryland, as designated by Schlumberger, or such other site as is mutually agreed upon by the parties. The mediator shall be jointly appointed by the parties and shall have expertise in commercial dispute resolution.

     (b) In the event the dispute or claim is not satisfactorily resolved through mediation within 90 days of notice of such claim or dispute by a party, the parties agree to submit such dispute or claim to binding arbitration. Arbitration shall be held in Moorestown, New Jersey, or Owings Mills, Maryland, as designated by Schlumberger, or such other site as is mutually agreed to by the parties. If Mac-Gray is a foreign (non-US) corporation and delivery of the goods under this agreement is to a foreign (non-US) destination, then the commercial arbitration rules of the International Chamber of Commerce shall apply. In all other instances, the commercial arbitration rules of the American Arbitration Association shall apply. Any judgment, decision, or award by the arbitrators shall be final and binding on the parties and may be enforced in any court having jurisdiction over a party against whom any such judgment, decision, or award is to be enforced. The parties hereby waive any claim under state or federal law or constitution which purports to otherwise give a party the right to appeal an arbitrator's judgment, decision or award.

     (c) The parties shall bear their own costs and expenses (including attorney's fees) for any mediation or arbitration, unless otherwise directed by the mediator or arbitrator.

20.  MODIFICATIONS
     -------------

     These terms and conditions constitute the entire agreement between the parties relating to the sale of the products or services described in our quotation, and no addition to or modification of any provision herein, by way of changes to the drawings, designs, specifications or delivery schedule shall be binding upon Schlumberger unless made in writing and signed by a duly authorized employee of Schlumberger. Mac-Gray has not relied on any representations, oral or written, except as are made in or expressly referenced by this document or Schlumberger's quotation.

21.  GOVERNING LAW
     -------------

     The validity, performance, and construction of this Agreement shall be governed by the Laws of the State of New Jersey.

22.  EXPORT ADMINISTRATION ACT
     -------------------------

     Regardless of any disclosure by Mac-Gray to Schlumberger of the contemplated ultimate destination of the products, Mac-Gray shall not export, directly or indirectly, any product acquired hereunder (or the "direct product" of any software product) without first obtaining an export license from the U.S. Department of Commerce or other agency of the U.S. Government, as required. Schlumberger shall comply with all import and trade laws and regulations as applicable.

23.  NOTIFICATION AND TERM OF AGREEMENT
     ----------------------------------

     All communication concerning this Agreement will be sent to the following persons:

          For Mac-Gray:                      For Schlumberger:
          Mr. Stewart G. MacDonald           Mr. Michael H. Smith
          Chairman and CEO                   General Manager, Operations
          MAC-GRAY CO., INC.                 Schlumberger DANYL
          22 Water Street                    1509 Glen Avenue
          Cambridge, MA 02141-0003           Moorestown, NJ 08057

     The term of the Agreement will begin on the signing date indicated below and end on December 31, 1999.

24.  AUTHORITY TO EXECUTE AGREEMENT
     ------------------------------

     In executing this Agreement, the undersigned hereby represent that they have read carefully the foregoing terms of this Agreement on behalf of their respective interests, that they know the contents of this Agreement, that they have the authority to execute this Agreement and that they have signed the same as their own respective free acts and with the expressed authority to do so on behalf of their respective interests. IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date indicated.

       Schlumberger Technologies               Mac-Gray Services, Inc.


       Signature: /s/ Michael H. Smith         Signature: /s/ Neil F. MacLellan
                 -------------------------               -----------------------

       Print name: Michael H. Smith            Print name:  Neil F. Maclellan

       Title:  General Manager - Operations    Title:  Executive Vice President

       Date:                                   Date:   October 27, 1997

                                                                    ATTACHMENT A
                                                                    ------------
Solo-Lock Unit - Mac-Gray Version
--------------------------------------------------------------------------------

                         SOLO-LOCK (Mac-Gray Version)


          **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**

                          Engineering Design Document



                     Schlumberger Electronic Transactions

                            Smart Cards and Systems

Solo-Lock Unit - Mac-Gray Version
--------------------------------------------------------------------------------






           COPYRIGHT (C) 1997 Schlumberger Technolgies, Incorporated
                             All rights reserved.
   Neither this document nor any portion of this document may be reproduced in any form or fashion, whether mechanical or electronic.

--------------------------------------------------------------------------------
    This document contains the confidential and proprietary information of Schlumberger and may not be copied, reproduced or disseminated without the express written permission of Schlumberger.
--------------------------------------------------------------------------------

Sole-Lock Unit - Mac-Gray Version
--------------------------------------------------------------------------------

                             Product Specification

Project: Solo-Lock (Mac-Gray Configuration)

Revision History:

** OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT **


Approved by: _______________________________________________________
             Robert Traynor

Approved by: _______________________________________________________
             Randy Vanderhoof

Approved by: ________________________________________________________
             Mac-Gray Representative



Project manager:   Robert Millar
Hardware engineer: Robert Millar
Marketing:         Robert Traynor
Firmware Engineer: Oleg Boyarsky

Reference documents:

         ** OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT **

Solo-Lock Unit - Mac-Gray Version
--------------------------------------------------------------------------------

                         SOLO-LOCK (Mac-Gray Version)

1.0  Introduction

     Solo-Lock (SL) is a device that uses a smart card to grant access to a secured area. The terminal provides a set of **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**


2.0  Features

     Solo-Lock is based on the **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**


2.1  **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**

Solo-Lock Unit - Mac-Gray Version
--------------------------------------------------------------------------------


2.2  **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**


2.3  If required, **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**


2.4  **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**


2.5  **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**


2.6  **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**

Solo-Lock Unit - Mac-Gray Version
--------------------------------------------------------------------------------


2.7  **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**


2.8  **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**


2.9  **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**


2.10 **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**


2.11 **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**

Solo-Lock Unit - Mac-Gray Version
--------------------------------------------------------------------------------


3.0  Normal Operations **OMITTED PURSUANT TO REQUEST FOR
     CONFIDENTIAL TREATMENT**


3.1  The unit is **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**

The Solo-Lock **OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT**

Solo-Lock Unit - Mac-Gray Version
--------------------------------------------------------------------------------


4.0  **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**


5.0  **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**

The Solo-Lock **OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT**

Solo-Lock Unit - Mac-Gray Version
--------------------------------------------------------------------------------


       8.   **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**


       9.   **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**


       10.  **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**

Solo-Lock Unit - Mac-Gray Version
--------------------------------------------------------------------------------


6.0  **OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT**

     Check One:                   DANYL [_]              SCS [_]                      BRT [_]
SCHLUMBERGER                 Purchase Commitment         Date:  October 22, 1997
-----------------------------------------------------------------------------------------------------------------------
ACKNOWLEDGE TO:                                          SHIP TO:    Mac-Gray
                                                                     22 Water Street
                                                                     Cambridge, MA
                                                                     02141-0003
-----------------------------------------------------------------------------------------------------------------------------
BILL TO:                                                 CUSTOMER CONTACT:      Joe Mantia        800-993-9989
                                                                                John Martin  Fax  617-492-5386
                                                                                John Volante
-----------------------------------------------------------------------------------------------------------------------------
Customer:                    ___ RECAP Spec Sheet        Reference Nos.              TAX:  Order Subject to Applicable Sale
_____ New   _____ Existing   ___ Credit Application                                  and Use Taxes.
                             ___ Site Survey             Purchase Order No.          ____ Taxable
                                                                                     ____ Exempt No. _____________
For Internal Use Only                                    Sales Rep.  ___________
Group Code:                                                                          Resale Certificate must be provided with
__________________________                                                           orders from new customers.
-----------------------------------------------------------------------------------------------------------------------------
Terms:  All invoices are due and payable ten days from   Requested Method of         Requested Delivery Date:
date of invoice in the manner set forth in Seller's      Shipment:
quotation, provided that Buyer's creditworthiness is
established in advance of acceptance of order by Seller.
If not so established, payment shall be made in
advance or COD as determined by Seller at time of order
acceptance. Complete Terms and Conditions available
upon request.

Unless different terms are specified in Seller's
quotation, all sales are made FOB Seller's U.S.
shipping point, with freight prepaid.  Freight
charges shall be involved to Buyer.
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       UNIT              GROSS
ITEM       QTY.         PRODUCT NO.       DESCRIPTION                                  PRICE             AMOUNT
=============================================================================================================================
1          **           S/LSU/MT          LAUNDRY SINGLE UNIT/MAYTAG                 $  **          $      **
-----------------------------------------------------------------------------------------------------------------------------
2          **           LSU/PLUS/B        LAUNDRY SINGLE UNIT PLUS BASE                 **                 **
-----------------------------------------------------------------------------------------------------------------------------
3          **           CSC/SAV/MG        CARD SERVICE CENTER/ADD VALUE/MAC-GRAY     $  **                 **
-----------------------------------------------------------------------------------------------------------------------------
4          **           S/896/BLANK       BLANK USER SMART CARD                         **                 **
-----------------------------------------------------------------------------------------------------------------------------
5          **           SOLO/LOCK         DOOR ACCESS UNIT                              **                 **
-----------------------------------------------------------------------------------------------------------------------------
6          **           LSU/P/CD          LSU/PLUS CD CABLE KIT                         **                 **
-----------------------------------------------------------------------------------------------------------------------------
7          **           LSU/P/PD          LSU/PLUS PD CABLE KIT                         **                 **
-----------------------------------------------------------------------------------------------------------------------------
8          **           LSU/P/CDS         LSU/PLUS CDS CABLE KIT                        **                 **
-----------------------------------------------------------------------------------------------------------------------------
9          **           LSU/P/PDS         LSU/PLUS PDS CABLE KIT                        **                 **
-----------------------------------------------------------------------------------------------------------------------------
10         **           LSU/P/LMI         LSU/PLUS LMI CABLE KIT                        **                 **
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    $      **
-----------------------------------------------------------------------------------------------------------------------------

REMARKS: Delivery Schedule as follows: Shipments will begin on or around January 1, 1998 and run until December 31, 1999. See attached agreement for product terms and conditions.


Schlumberger                            CUSTOMER:  BY EXECUTION HEREOF
                                        UNDERSIGNED CERTIFIED
                                        ORDERING OF ABOVE EQUIPMENT AND SERVICES

By: ______________________________      By:_____________________________________

    John McLaughlin, Nat'l Account         _____________________________________
    ------------------------------                   Authorized Signature
     Mgr. Laundry
    ------------------------------         _____________________________________
                                           Title                      Date
    ______________________________


 SCHLUMBERGER  .  1509 GLEN AVENUE  .  MOORESTOWN, NJ 08057  .  (609) 234-8000

     Check One:                   DANYL [_]              SCS [_]                      BRT [_]
SCHLUMBERGER                 Purchase Commitment         Date:  October 22, 1997
-----------------------------------------------------------------------------------------------------------------------
ACKNOWLEDGE TO:                                          SHIP TO:    Mac-Gray
                                                                     22 Water Street
                                                                     Cambridge, MA
                                                                     02141-0003
-----------------------------------------------------------------------------------------------------------------------------
BILL TO:                                                 CUSTOMER CONTACT:      Joe Mantia        ext. 365
                                                                                John Martin       ext. 315
                                                                                John Volante      ext. 330
-----------------------------------------------------------------------------------------------------------------------------
Customer:                    ___ RECAP Spec Sheet        Reference Nos.              TAX:  Order Subject to Applicable Sale
_____ New   _____ Existing   ___ Credit Application                                  and Use Taxes.
                             ___ Site Survey             Purchase Order No.          ____ Taxable
                                                                                     ____ Exempt No. _____________
For Internal Use Only                                    Sales Rep.  ___________
Group Code:                                                                          Resale Certificate must be provided with
__________________________                                                           orders from new customers.
-----------------------------------------------------------------------------------------------------------------------------
Terms:  All invoices are due and payable ten days from   Requested Method of         Requested Delivery Date:
date of invoice in the manner set forth in Seller's      Shipment:
quotation, provided that Buyer's creditworthiness is
established in advance of acceptance of order by Seller.
If not so established, payment shall be made in
advance or COD as determined by Seller at time of order
acceptance.  Complete Terms and Conditions available
upon request.

Unless different terms are specified in Seller's
quotation, all sales are made FOB Seller's U.S.
shipping point, with freight prepaid.  Freight
charges shall be involved to Buyer.
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       UNIT              GROSS
ITEM       QTY.         PRODUCT NO.       DESCRIPTION                                  PRICE             AMOUNT
=============================================================================================================================
1           **          S/LSU/MT          LAUNDRY SINGLE UNIT/MAYTAG                 $   **          $    **
-----------------------------------------------------------------------------------------------------------------------------
2           **          LSU/PLUS/B        LAUNDRY SINGLE UNIT PLUS BASE                  **               **
-----------------------------------------------------------------------------------------------------------------------------
3           **          CSC/SAV/MG        CARD SERVICE CENTER/ADD VALUE/MAC-GRAY     $   **               **
-----------------------------------------------------------------------------------------------------------------------------
4           **          LSU/P/CD          LSU/PLUS CD CABLE KIT                          **               **
-----------------------------------------------------------------------------------------------------------------------------
5           **          LSU/P/CD          LSU/PLUS CD CABLE KIT                          **               **
-----------------------------------------------------------------------------------------------------------------------------
6           **          LSU/P/CDS         LSU/PLUS CDS CABLE KIT                         **               **
-----------------------------------------------------------------------------------------------------------------------------
7           **          LSU/P/PDS         LSU/PLUS PDS CABLE KIT                         **               **
-----------------------------------------------------------------------------------------------------------------------------
8           **          LSU/P/LMI         LSU/PLUS LMI CABLE KIT w/power supply          **               **
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                     TOTAL           $    **
-----------------------------------------------------------------------------------------------------------------------------

REMARKS: Delivery Schedule as follows: Product will be delivered in equal amounts, per month, beginning January 1, 1998 and running til June 30, 1998. This is a non-cancellable purchase order. See attached agreement for product terms and conditions

Schlumberger                            CUSTOMER:  BY EXECUTION HEREOF
                                        UNDERSIGNED CERTIFIED
                                        ORDERING OF ABOVE EQUIPMENT AND SERVICES

By: ______________________________      By:_____________________________________

    John McLaughlin, Nat'l Account         _____________________________________
    ------------------------------                  Authorized Signature
     Mgr. Laundry
    ------------------------------         _____________________________________
                                           Title                      Date
    ______________________________

 SCHLUMBERGER  .  1509 GLEN AVENUE  .  MOORESTOWN, NJ 08057  .  (609) 234-8000

     Check One:                   DANYL [_]              SCS [_]                      BRT [_]
SCHLUMBERGER                 Purchase Commitment         Date:  October 22, 1997
-----------------------------------------------------------------------------------------------------------------------
ACKNOWLEDGE TO:                                          SHIP TO:    Mac-Gray
                                                                     22 Water Street
                                                                     Cambridge, MA
                                                                     02141-0003
-----------------------------------------------------------------------------------------------------------------------------
BILL TO:                                                 CUSTOMER CONTACT:      Joe Mantia        ext. 365
                                                                                John Martin       ext. 315
                                                                                John Volante      ext. 330
-----------------------------------------------------------------------------------------------------------------------------
Customer:                    ___ RECAP Spec Sheet        Reference Nos.              TAX:  Order Subject to Applicable Sale
_____ New   _____ Existing   ___ Credit Application                                  and Use Taxes.
                             ___ Site Survey             Purchase Order No.          ____ Taxable
                                                                                     ____ Exempt No. _____________
For Internal Use Only                                    Sales Rep.  ___________
Group Code:                                                                          Resale Certificate must be provided with
__________________________                                                           orders from new customers.
-----------------------------------------------------------------------------------------------------------------------------
Terms:  All invoices are due and payable ten days from   Requested Method of         Requested Delivery Date:
date of invoice in the manner set forth in Seller's      Shipment:
quotation, provided that Buyer's creditworthiness is
established in advance of acceptance of order by Seller.
If not so established, payment shall be made in
advance or COD as determined by Seller at time of order
acceptance.  Complete Terms and Conditions available
upon request.

Unless different terms are specified in Seller's
quotation, all sales are made FOB Seller's U.S.
shipping point, with freight prepaid.  Freight
charges shall be involved to Buyer.
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       UNIT              GROSS
ITEM       QTY.         PRODUCT NO.       DESCRIPTION                                  PRICE             AMOUNT
=============================================================================================================================
5          **           SOLOLOCK/MG       DOOR ACCESS UNIT (including LMI cable/
                                          power pack)                                $  **             $  **
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                     TOTAL             $  **
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

REMARKS: Delivery Schedule as follows: Product will be delivered in equal amounts, per month, beginning January 1, 1998 and running til June 30, 1998. This is a non-cancellable purchase order. See attached agreement for product terms and conditions

Schlumberger                            CUSTOMER:  BY EXECUTION HEREOF
                                        UNDERSIGNED CERTIFIED
                                        ORDERING OF ABOVE EQUIPMENT AND SERVICES

By: ______________________________      By:_____________________________________

    John McLaughlin, Nat'l Account         _____________________________________
    ------------------------------                   Authorized Signature
     Mgr. Laundry
    ------------------------------         _____________________________________
                                           Title                      Date
    ______________________________

 SCHLUMBERGER  .  1509 GLEN AVENUE  .  MOORESTOWN, NJ 08057  .  (609) 234-8000